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Exhibit

12b

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Laura F. Fergerson, Chief Executive Officer of the FRANKLIN INVESTORS SECURITIES TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended 4/30/2010 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: 6/25/2010

S\LAURA F. FERGERSON

Laura F. Fergerson
Chief Executive Officer - Finance and Administration

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gaston Gardey, Chief Financial Officer of the FRANKLIN INVESTORS SECURITIES TRUST (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended 4/30/2010 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: 6/25/2010

S\GASTON GARDEY

Gaston Gardey

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Chief Financial Officer and Chief Accounting Officer